UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia 23669
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Old Point Financial Corporation (the Company) held its annual stockholders' meeting (Annual Meeting) on May 28, 2024. A quorum of stockholders was present, consisting of a total of 4,150,658 shares, represented in person or by proxy. Matters voted upon were (1) the election of 11 directors to serve until the 2025 Annual Meeting of Stockholders, (2) approval, in an advisory, non-binding vote, of the compensation of the Company’s named executive officers, and (3) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The 11 director nominees were elected and all other matters were approved by stockholders. The voting results with respect to each matter are set out below.

Election of Directors
Director Nominee	For	Against	Abstain	Broker Non Votes
Stephen C. Adams	3,158,287	469,699	12,770	509,902
Sarah B. Castleberry	3,206,235	424,015	10,506	509,902
Michael A. Glasser	3,562,873	67,764	10,119	509,902
John Cabot Ishon	3,188,976	439,506	12,274	509,902
William F. Keefe	3,553,746	76,204	10,806	509,902
Tom B. Langley	3,182,233	445,753	12,770	509,902
Robert F. Shuford, Sr.	3,174,703	456,106	9,947	509,902
Robert F. Shuford, Jr.	3,170,337	458,854	11,565	509,902
Ellen Clark Thacker	3,162,165	466,016	12,575	509,902
Elizabeth S. Wash	3,203,896	424,095	12,765	509,902
Joseph R. Witt	3,178,482	452,666	9,608	509,902

	For	Against	Abstain	Broker Non-Votes
Advisory Approval of the Compensation of the
Company’s Named Executive Officers	3,141,734	463,792	35,230	509,902

	For	Against	Abstain
Ratification of the Appointment of Yount, Hyde & Barbour, P.C.
as the Company's Independent Registered Public Accountant	4,127,305	16,149	7,204

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 31, 2024
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer